                                                                   EXHIBIT 10.15


                       REVOLVING WAREHOUSE LINE OF CREDIT
                                 LOAN AGREEMENT


                                    between


                                  NAFCO, INC.
                                  as Borrower


                                      and


                        FIRST AMERICAN BANK TEXAS, SSB,
                                   as Lender



                                   $5,000,000



                                 JULY ___, 1997

                                 LOAN AGREEMENT

     This REVOLVING WAREHOUSE LINE OF CREDIT LOAN AGREEMENT ("Agreement"), is
                                                              ---------
made and executed effective as of July ___, 1997, between NAFCO, INC., a Delaware corporation ("Borrower"), and FIRST AMERICAN BANK TEXAS, SSB, a Texas
                       --------
savings bank ("Lender").
               ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Borrower has requested that Lender make available to Borrower a revolving line of credit facility not to exceed an aggregate principal amount of FIVE MILLION AND NO/DOLLARS ($5,000,000.00) for the purpose of (i) financing inventory for Dealers (as defined below) providing rental and/or rent-to-own purchase services on a retail basis, and (ii) warehousing such Dealer Notes (as defined below) with Lender pursuant to the terms hereof; and

     WHEREAS, Lender is willing to make such a facility available to Borrower upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:

                                   ARTICLE I
                                   ---------

                                 TERMS DEFINED
                                 -------------

     1.1.  Definitions.  The following terms, as used herein, have the following
           -----------
meanings:

     "Adjusted Tangible Net Worth" of Borrower means, as of any date, as
      ---------------------------
determined by GAAP, the amount equal to (i) the sum of (a) the Net Worth of Borrower, plus (b) the amount of Subordinated Debt, less (ii) the value of all Intangible Assets of Borrower.

     "Advance" means an advance or loan of funds by Lender to Borrower pursuant
      -------
to Article II hereof, the proceeds of which are used by Borrower to make or
   ----------
acquire Dealer Loans as may be approved by Lender.

     "Advance Request Form" means a certificate, in substantially the form of
      --------------------
Exhibit "B" hereto, properly completed and signed by Borrower requesting an
-----------
Advance.

     "Affiliate" means, as to any Person, any Subsidiary of such Person, or any
      ---------
other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person,


LOAN AGREEMENT - Page 1
--------------
shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, or by contract or otherwise.

     "Agency Agreement" shall mean, if any is so executed, an agreement by and
      ----------------
among Borrower, Lender, one or more other parties providing financing to Borrower, if any, and a third party financial institution, as agent, relating to the disbursement of Advances, receipt and collection of payments under this Agreement and the holding and handling of Collateral under the terms of this Agreement.

"Agreement" shall mean this Revolving Warehouse Line of Credit Loan Agreement,
 ---------
as the same may be amended or supplemented from time to time.

     "Base Rate" means an interest rate equal to the lesser of (i) the sum of
      ---------
Prime Rate plus one percent (1%) per annum, or (ii) the Maximum Lawful Rate.

"Borrowing Base" means at the particular time in question, (i) the aggregate
 --------------
Collateral Value of all Eligible Collateral as of the most recent date of determination thereof, and (ii) Dealer Notes originated or purchased by Borrower, and in its possession at the time of Closing.

     "Business Day" means any day on which Lender is open for business in
      ------------
Dallas, Texas.

     "Cash Equivalents" shall mean (i) securities issued or directly and fully
      ----------------
guaranteed or insured by the United States Government or any agency or instrumentality thereof which mature within 90 days from the date of acquisition, and (ii) time deposits and certificates of deposit, which mature within 90 days from the date of acquisition, of Lender or any other domestic commercial bank having capital and surplus in excess of $200,000,000, which has, or the holding company of which has, a commercial paper rating of a least A-1 or the equivalent thereof by Standard & Poors Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc.

"Certificate Accompanying Financial Statements" means Exhibit "D," attached
 ---------------------------------------------        ------------
hereto

"Closing Date" means the date Borrower executes the Note and this Agreement.
 ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral " means all collateral securing the indebtedness evidenced by
      ----------
the Note and this Agreement pursuant to the Security Documents.

     "Collateral Schedule" means a schedule delivered to Lender, along with an
      -------------------
Advance Request Form, pursuant to the terms of Section 4.2, hereof.
                                               -----------


LOAN AGREEMENT - Page 2
--------------

     "Collateral Value" means that portion of a Dealer Note that is funded with
      ----------------
Advances by Lender.

     "Commitment" shall mean the obligation of Lender to make Advances to
      ----------
Borrower pursuant to Section 2.1 up to the Committed Sum, as provided in this
                     -----------
Agreement.

     "Commitment Fee" shall have the meaning assigned to it in Section 2.7
      --------------                                           -----------
hereof.

"Commitment Termination Date" (or maturity date of the Loan) shall mean April
 ---------------------------
30, 1998, or such earlier date on which the Commitment terminates as provided in this Agreement.

     "Committed Sum" means the obligation of Lender to make Advances to Borrower
      -------------
from time to time not to exceed at any one time Five Million and No/100 Dollars ($5,000,000.00).

     "Consolidated Subsidiary" means any Subsidiary or other entity the accounts
      -----------------------
of which would be consolidated with those of Borrower in its consolidated financial statements as of such date.

     "Contested in Good Faith" means, as to any payment, tax, assessment,
      -----------------------
charge, levy, lien, encumbrance or claim, contesting the amount, applicability or validity thereof in good faith by appropriate proceedings or other appropriate actions promptly initiated and diligently conducted in a manner reasonably satisfactory to the Lender in the full amount of the contested payment, tax, assessment, charge, levy, lien, encumbrance or claim has been provided for in a manner reasonably satisfactory to the Lender, and (b) the enforcement of the contested payment, tax, assessment, charge, levy, lien, encumbrance or claim is stayed in a manner reasonably satisfactory to the Lender pending the resolution of such contest.

     "Custodial Accounts" has the meaning given to such term under the Security
      ------------------
Agreement attached hereto as Exhibit "C."
                             ------------

"Dealer" means a Person engaged in the rental and purchase business that makes
 ------
available to consumers Dealer Inventory, and to which Borrower will make credit available in the form of Dealer Loans to finance such Dealer Inventory.

"Dealer Collateral" shall include, but not be limited to, (i) various rental
 -----------------
and/or rent-to-own agreements by and between Dealer and consumers; (ii) Dealer Inventory; and (iii) such other security as Dealers may deliver to Borrower from time to time, all of which shall be listed in a UCC-1 Financing Statement executed by Dealer in favor of the Borrower.

"Dealer Inventory" shall mean inventory which is comprised of household goods
 ----------------
and other personal property, including, without limitation, appliances, televisions, stereos, computers, furniture and telecommunications equipment.

LOAN AGREEMENT - Page 3
--------------

     "Dealer Loan" means a loan (i) originated to finance Dealer Inventory; (ii)
      -----------
evidenced by a Dealer Note and secured by Dealer Collateral; (iii) has been approved in all respects by Borrower; and (iv) is reasonably satisfactory to the Lender.

     "Dealer Note" shall mean a promissory note evidencing a Dealer Loan,
      -----------
secured by Dealer Collateral, and Advances under which shall amortize monthly with equal payments of principal, together with interest thereon on a 15, 18 or 21 month (or longer or shorter, as may be approved by Lender) schedule.

     "Dealer Underwriting Criteria" shall mean such underwriting criteria that
      ----------------------------
has been approved in advance by Lender, including any proposed changes or modifications thereof that may be approved by Lender from time to time, which approval shall not be unreasonably withheld.

     "Default" means any condition or event which constitutes an Event of
      -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Eligible Collateral" means a Dealer Note originated (or otherwise owned)
      -------------------
by Borrower in compliance with the terms and provisions of this Agreement, including, without limitation, Dealer Notes originated and purchased by Borrower, and in its possession at the time of Closing.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Event of Default" has the meaning set forth in Article VII.
      ----------------                               -----------

     "Exhibit" refers to an exhibit attached to this Agreement, unless
      -------
specifically provided otherwise.

"Funding Account" shall mean the non-interest bearing demand checking account
 ---------------
established by Borrower at Lender to be used for (i) the deposit of proceeds of Advances; (ii) the funding of Dealer Notes by Borrower; and (iii) the payment of the Obligations or other general corporate purposes of Borrower.

     "Generally Accepted Accounting Principles" or "GAAP" shall mean those
      ----------------------------------------      ----
generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of the said Boards) in order to continue as a generally accepted accounting principle or practice may so be changed.


LOAN AGREEMENT - Page 4
--------------

     "Guarantor" means NAB Asset Corporation ("NAB"), or any Person who has
      ---------
guaranteed some or all of the Obligations pursuant to a guaranty, or any other Person who has guaranteed some or all of the Obligations and who has been accepted by Lender as a Guarantor.

     "Guaranty" shall mean (i) that certain Guaranty Agreement of even date
      --------
herewith executed by NAB, guaranteeing the Obligations of Borrower as provided for therein; and (ii) any contract, agreement or understanding of any Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness of any other Person (the "Primary Obligor") in any manner, whether
                                       ---------------
directly or indirectly, including without limitation agreements: (i) to purchase such Indebtedness or any property constituting security therefor; (ii) to advance or supply funds (A) for the purchase or payment of such Indebtedness, or
(B) to maintain working capital or other balance sheet conditions, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness; (iii) to purchase property, securities or service primarily for the purpose of assuring the holder of such Indebtedness of the ability of the Primary Obligor to make payment of the Indebtedness; or (iv) otherwise to assure the holder of the Indebtedness of the Primary Obligor against loss in respect thereof.

     "Indebtedness" of any Person shall mean (i) all indebtedness of such
      ------------
Person, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness of such Person for the payment of the purchase price of property or assets purchased, (iii) all obligations of such Person under any lease which are required to be capitalized for balance sheet purposes, (iv) all Guaranties of such Person, and (v) all indebtedness secured by any Lien existing on property owned by such Person, whether or not the indebtedness secured thereby shall have been assumed by such Person.

     "Indemnified Parties" has the meaning set forth in Section 8.3(b) hereof.
      -------------------                               --------------

     "Intangible Assets" of any Person shall mean those assets of such Person
      -----------------
which are (i) deferred assets, (ii) contract rights (if any) to service Dealer Loans, (iii) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible on a balance sheet of such Person prepared in accordance with GAAP,
(iv) unamortized debt discount and expense and (v) assets located, and notes and receivables due from obligors domiciled outside the United States of America.

     "Investment" has the meaning set forth in Section 6.4 hereof.
      ----------                               -----------

     "Lien" shall mean any lien, mortgage, security interest, tax lien, pledge
      ----
or encumbrance, or conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under any statute or law, or otherwise.

     "Line" means the Revolving Warehouse Line of Credit in the amount of FIVE
      ----
MILLION AND NO/100 DOLLARS ($5,000,000.00) being extended to Borrower by Lender pursuant to


LOAN AGREEMENT - Page 5
--------------
this Agreement, the Note and the Loan Documents. For purposes of this Agreement, the term Line shall be inclusive of all funds advanced on all of the Loans.

     "Liquidity" shall mean cash or Cash Equivalents.
      ---------

     "Loan" means the funds advanced under the Line (sometimes referred to
      ----
herein as an "Advance") by Lender to Borrower for its use in making (or
              -------
acquiring, as may be approved by Lender) Dealer Loans, as provided for under this Agreement. Each Loan (or Advance) must be separately approved by Lender prior to being funded.

     "Loan Documents" means this Agreement, the Note, the Guaranty, the Security
      --------------
Documents and all other documents, instruments and certificates executed and/or delivered pursuant to the terms of any of the foregoing, as same may be amended or supplemented from time to time.

     "Margin Stock" means "margin stock" as defined in Regulation U.
      ------------

     "Material Adverse Effect" shall mean any event or set of circumstances that
      -----------------------
(i) would have a material adverse effect on the validity or enforceability of this Agreement, the Note, the Guaranty, or any Loan Document, (ii) is, or upon the passage of time or happening of an event will be, material and adverse to the financial condition or business operations of Borrower or Guarantor, or
(iii) would materially impair the ability of Borrower or Guarantor to fulfill its obligations under this Agreement, the Note, the Guaranty or any Loan Document to which it is a party.

     "Material Agreement" means any material written or oral agreement,
      ------------------
contract, commitment or understanding to which such Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, which is not cancelable by such Person upon notice of 90 days or less without liability for further payment other than a nominal penalty.

     "Maximum Lawful Rate" means the maximum rate (or, if the context so permits
      -------------------
or requires, an amount calculated at such rate) of interest which, at the time in question, would not cause the interest charged on the indebtedness under the Note at such time to exceed the maximum amount which Lender would be allowed to contract for, charge, take, reserve, or receive under applicable laws of the United States of America or the State of Texas, whichever is higher, after taking into account all charges, payments and receipts of interest and, to the extent required by applicable law, all other relevant payments, fees or charges under the Loan Documents. If under federal or state law there is no legal limitation on the amount or rate of interest that may be charged on amounts outstanding under the Note, there shall be no Maximum Lawful Rate, notwithstanding any reference thereto herein or in any of the Loan Documents.


LOAN AGREEMENT - Page 6
--------------

     "Net Collateral Deficit" means, at any time, the amount, if any, by which
      ----------------------
the Borrowing Base of all Eligible Collateral that is held by Lender as Collateral is not equal to or greater than two hundred percent (200%) of the principal balance of the Loan.

     "Net Worth" means, as to any Person, as of any date, the total owners' or
      ---------
shareholders' equity (including capital stock, additional paid in capital and retained earnings after deducting treasury stock) which would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

     "Note" means that certain Master Revolving Line of Credit Promissory Note
      ----
dated of even date herewith, executed by Borrower, in the stated principal amount of Five Million and No/100 Dollars ($5,000,000.00), in the form of the attached Exhibit "A," together with all renewals, extensions and replacements
         ------------
thereof.

     "Obligations" shall mean all present and future indebtedness, obligations,
      -----------
and liabilities of Borrower to Lender, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Agreement or represented by the Note, and all interest accruing thereon, and all expenses and fees owed to the Lender under the Loan Documents (including reasonable attorneys' fees incurred in the drafting, negotiation, enforcement or collection thereof), regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and all indebtedness, obligations and liabilities of Borrower evidenced or arising pursuant to any of the Loan Documents, and all renewals, modifications, increases and extensions thereof, or any part thereof.

     "Payment Date":  as defined in the Note.
      ------------

     "Permitted Liens" shall mean: (i) Liens granted to Lender to secure the
      ---------------
Obligations or (ii) Liens for taxes, assessments or other governmental charges either not yet due or being diligently Contested in Good Faith (and for the payment of which adequate reserves have been established) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture, loss or loss of use of any material portion of the affected Property.

     "Person" means an individual, a corporation, a partnership, an association,
      ------
a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan which is covered
      ----
by Title V of ERISA or subject to the minimum funding standards under Section 412 of the Code and which is either (a) maintained by Borrower or any Subsidiary of Borrower for employees of Borrower or any Subsidiary of Borrower, or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which Borrower or any Subsidiary of Borrower is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.


LOAN AGREEMENT - Page 7
--------------

     "Prime Rate" shall mean the rate of interest per annum established from
      ----------
time to time by NationsBank of Texas, N.A. or any successor thereto ("Bank") and
                                                                      ----
designated as its prime rate, which may not necessarily be the lowest interest rate charged by Bank. If Bank ceases to publish on a regular basis its prime rate, then the Prime Rate shall be such other similar rate regularly established on a regional or national basis, as selected by Lender, in its sole and absolute discretion. Fluctuations in the Prime Rate shall become effective on the date such change in Bank's prime rate is effective.

     "Principal Balance" means the aggregate outstanding principal amount of all
      -----------------
outstanding Advances under the Note, and all other amounts advanced by Lender under or pursuant to the Loan Documents.

     "Property" shall mean any interest in any kind of property or asset,
      --------
whether real, personal or mixed, or tangible or intangible.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time.

"Requirement of Law" means as to any Person the articles of incorporation and
 ------------------
bylaws or other organizational or governing documents of such Person, and any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other determination, direction or requirement (including, without limitation, any of the foregoing which relate to environmental standards of controls, energy regulations and occupational, safety and health standards or controls) of any arbitrator, court or other governmental authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "Sales Proceeds" has the meaning given to such term in the Security
      --------------
Agreement attached hereto as Exhibit "C."
                             ------------

     "Schedule" means a schedule attached to this Agreement, unless specifically
      --------
indicated otherwise.

     "Security Documents" means the documents listed in Section 4.1 of this
      ------------------                                -----------
Agreement, together with any and all other documents, instruments or certificates representing, evidencing, securing or delivered pursuant to the terms of any of the foregoing.

     "Subordinated Debt" means, as of the date in question, the unpaid principal
      -----------------
balance of all unsecured notes, debentures or other debt securities issued by Borrower and subordinated on liquidation to all claims of Borrower's shareholders and Persons having claims of any higher priority.

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or


LOAN AGREEMENT - Page 8
--------------
indirectly (through one or more intermediaries) controlled by such Person or in which 50% or more of the equity interests are owned directly or indirectly by such Person.

     "Tangible Net Worth" of a Person means, as of any date, as determined by
      ------------------
GAAP, the amount equal to the sum of (i) a Person's Net Worth, minus (ii) the value of all Intangible Assets of such Person.

     "Total Liabilities" of Borrower means, as of any date, all amounts which
      -----------------
would be included as liabilities on a balance sheet of Borrower prepared in accordance with GAAP.

     "Unfunded Vested Liabilities" means, with respect to any Plan at any time,
      ---------------------------
the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of Borrower or the Plan under Title IV of ERISA.

     "Warehouse Agreement" means this Revolving Warehouse Line of Credit Loan
      -------------------
Agreement.

     1.2.  Accounting Terms and Determinations. Unless otherwise specified
           -----------------------------------
herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by Borrowers independent public accountants) with the most recent audited financial statements of Borrower delivered to Lender.

     1.3.  Other Definitional Provisions. All definitions contained in this
           -----------------------------
Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the Uniform Commercial Code, as adopted by the State of Texas (the "UCC"), unless otherwise defined herein, shall have the meanings specified in the UCC.


                                   ARTICLE II
                                   ----------

                          AMOUNT AND TERMS OF CREDITS
                          ---------------------------

     2.1.  Commitment.  Subject to the terms and conditions contained in this
           ----------
Agreement, and all applicable laws and regulations and so long as no Default or Event of Default has occurred and is continuing, from the date of this Agreement through the Commitment Termination Date, Lender shall make Advances to Borrower on a revolving credit basis from time to time on any Business Day in such amounts as Borrower may request, and Borrower may borrow and repay


LOAN AGREEMENT - Page 9
--------------

(including those required in Section 2.4 hereof) and reborrow pursuant to this
                             -----------
Section 2.1; provided, however, that:
-----------

          (a) each Advance shall be in a minimum amount of $50,000;

          (b) each Advance shall be made for the lesser of:


              (i) fifty percent (50%) of the unamortized principal balance of a Dealer Note; or

              (ii) the amount disbursed by Borrower from its own account for such Dealer Note;

          (c) the aggregate principal amount of all Advances at any time outstanding shall not exceed the lesser of:

              (i) fifty percent (50%) of the aggregate principal amount then outstanding on the Eligible Collateral;

              (ii) the amount funded by Borrower from its own account for all Dealer Notes; or

              (iii) the Commitment Sum; and

          (d) no Advance shall be made to finance the making or purchase of any other type of loan except a Dealer Loan.

     2.2.  Promissory Note. To evidence the Advances made by Lender pursuant to
           ---------------
this Agreement, Borrower shall execute and deliver to Lender a Note in the principal amount of the Commitment and dated as of the date hereof in the form attached hereto as Exhibit "A". The Note shall be payable and bear interest as
                   -----------
set forth below and therein.

           (a) the unpaid principal balance of the Note from time to time outstanding shall be paid to Lender as follows: In the event that the aggregate of the outstanding Advances made under the Note shall exceed the Borrowing Base, such Advances (i) shall be due and payable, along with interest thereon, on each respective Payment Date of each consecutive month during such time that the outstanding principal under the Note shall exceed the Borrowing Base, and (ii) shall be amortized in equal monthly installments of fifteen (15), eighteen (18) or twenty-one (21), or longer or shorter as agreed upon by Borrower and Dealer, and as approved by Lender. Notwithstanding the above, however, all principal and accrued but unpaid interest under the Note shall be due and payable on the Commitment Termination Date.


LOAN AGREEMENT - Page 10
--------------

          (b) the interest rate applicable to the Line shall be calculated and accrued on the basis of a 360-day year, and shall accrue on the actual number of days any principal and interest balance hereof is outstanding. All accrued and unpaid interest on all Loan proceeds advanced under the Line shall be paid monthly on the applicable Payment Date. The interest rate on the Loan shall be a floating rate calculated on a daily basis equal to the Base Rate, as defined and set forth herein.

     2.3. Notice and Manner of Obtaining Advances; Draft Advances. Borrower
          -------------------------------------------------------
shall give Lender a written notice by means of an Advance Request Form not less than three (3) Business Days prior to the requested funding date for the Advance in accordance with the provisions of Section 4.2 hereof. Not later than 12:00
                                     -----------
noon (Dallas, Texas time) on the date specified in such Advance Request Form as the requested funding date for the Advance, and subject to the terms and conditions of this Agreement, Lender shall make available to Borrower the amount of the requested Advance by deposit of immediately available funds to the Funding Account.

Notwithstanding the above, however, Lender shall use its reasonable best efforts to make available the Advance requested the same day such Advance request is made, provided such request (i) is received by Lender prior to 10:00 a.m. (Dallas, Texas time) and (ii) pertains either to an increase to a Dealer Loan, or to a new Dealer Loan with a Dealer already approved by both Borrower and Lender.

     2.4. Net Collateral Deficit. At any time that a Net Collateral Deficit is
          ----------------------
found to exist, Borrower shall promptly eliminate such Net Collateral Deficit within five (5) Business Days after written notice thereof from Lender either
(a) by delivering, or by causing to be delivered, to Lender additional Eligible Collateral, necessary to eliminate the deficit, or (b) by paying to Lender the amount of such deficit in accordance with Section 2.5 hereof.
                                          -----------

     2.5. Payment Procedure. All payments of the principal of (if and to the
          -----------------
extent applicable, as provided for herein) and interest upon the Note shall be made on or within five (5) Business Days from the receipt by Borrower of the notice from Lender setting forth the amount of principal (if any) and the monthly installment of interest that is then due and owing under the Note. All payments of principal and interest shall be made by Borrower to Lender at Lender's principal office in Dallas, Texas before 3:00 p.m. (Dallas, Texas time) in federal or other immediately available funds. Funds received after 3:00 p.m. (Dallas, Texas time) shall be treated for all purposes as having been received by Lender on the Business Day next following the date of receipt of such funds. All payments received by Lender shall be applied to the Obligations in such order as Lender may require. The principal and interest due under the Note shall be evidenced by the Lender's records which, absent manifest error, shall be conclusive evidence of the computation of principal and interest balances owed by the Borrower to the Lender. Lender shall provide to Borrower on a monthly basis all amounts due for the preceding monthly period.

     2.6. Business Days. If the date for any payment hereunder falls on a day
          -------------
which is not a Business Day, then for all purposes of the Note and this Agreement such payment shall be deemed


LOAN AGREEMENT - Page 11
--------------
to have fallen on the next following Business Day, and such extension of time shall be included in the computation of payments of interest.

     2.7. Commitment Fee. The Borrower agrees to pay to Lender a Commitment Fee
          --------------
of $50,000.00 (1% of the Loan amount) as compensation for Lender's commitment to extend the Loan to Borrower. This Commitment Fee shall be earned upon and due and payable the closing of the Loan on the Closing Date.

     2.8. Prepayment. Upon written notice to Lender prior to noon, Dallas, Texas
          ----------
time, on the date of any such prepayment, Borrower may, without penalty, prepay all or a portion of the amounts due under the Note. All partial prepayments shall, unless otherwise provided or agreed to, be applied to the principal installments provided for hereunder in the inverse order of their maturities.

     2.9. Legal and Other Fees. Borrower will reimburse Lender on the Closing
          --------------------
Date for all expenses of Lender, including reasonable attorneys' fees, incurred in connection with the preparation, execution, delivery, administration, and performance of the Loan Documents. Borrower shall also reimburse Lender for all other expenses of Lender, including reasonable attorneys' fees, incurred from time to time in connection with the preparation of any Advance, or in connection with any renewal, modification, or amendment of this Agreement or the Loan Documents.


                                  ARTICLE III
                                  -----------

                                   COLLATERAL
                                   ----------

     3.1. Collateral. To secure the payment of the Note and the performance by
          ----------
Borrower of its Obligations hereunder and under the Loan Documents, Borrower has granted to Lender pursuant to the Security Agreement a first and prior security interest in and to the Collateral, and shall execute all documents and instruments, and perform all other acts reasonably deemed necessary by Lender, to perfect and maintain the security interest and priority of Lender in and to such Collateral.

     3.2. Delivery of Collateral. Simultaneously with delivery to Lender of an
          ----------------------
Advance Request Form and Collateral Schedule, as required by Section 4.2 hereof,
                                                             -----------
and if not previously delivered to Lender, Borrower shall deliver to Lender the following items:

          (a) the original of each Dealer Note referenced in such Collateral Schedule, endorsed as follows:

     "Pay to the order of ____________________________________________
     _________________________________________________________________.


LOAN AGREEMENT - Page 12
--------------

          NATIONAL ASSET FINANCE COMPANY,
          a Texas corporation


          By: _____________________________
          Name: ___________________________
          Title: __________________________"


          (b) an original assignment (leaving the name of the assignee blank) executed by Borrower, for each Dealer Note, in form satisfactory to Lender; and

          (c) a true and complete photocopy or other documentation, which is acceptable to Lender in its reasonable discretion, of the (i) UCC-1 financing statement executed by the Dealer in favor of the Borrower covering the Dealer Collateral; and (ii) such other documentation evidencing or describing the Dealer Loan.

     3.3. Power of Attorney.  Borrower hereby irrevocably appoints Lender its
          -----------------
attorney in fact, with full power of substitution, for and on behalf and in the name of Borrower, to (i) endorse and deliver to any Person any check, instrument or other paper coming into Lender's possession and representing payment made in respect of any Dealer Note delivered to and held by Lender as Collateral or in respect of any other Collateral; (ii) prepare, complete, execute, deliver and record any assignment of the Collateral to Lender or to any other Person; (iii) endorse and deliver any promissory note, and to do every other thing necessary or desirable to effect transfer of all or any part of the Collateral to Lender or to any other Person; (iv) take all necessary and appropriate action with respect to all Obligations and the Collateral to be delivered to Lender or held by Borrower in trust for Lender; (v) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any part of the Collateral; and (vi) sign Borrower's name wherever appropriate to effect the enforcement of Lender's rights and remedies set forth in this Agreement relating to the Obligations and/or the Collateral. This section shall be liberally, not restrictively, construed so as to give the greatest latitude to Lender's power, as attorney-in-fact, to collect, sell and deliver any of the Collateral and all other documents relating thereto. The powers and authorities herein conferred on Lender may be exercised by Lender through any Person who, at the time of the execution of a particular instrument, is an officer of Lender. The power of attorney conferred by this Section 3.3 shall be effective only upon the
                           -----------
occurrence, and during the continuance, of an Event of Default and is grounds for a valuable consideration and is coupled with an interest and irrevocableness so long as the Obligations, or any part thereof, shall remain unpaid or the Commitment is outstanding. All Persons dealing with Lender, or any officer thereof acting pursuant hereto, or any substitute, shall be fully protected in treating the powers and authorities conferred by this Section 3.3 as existing
                                                      -----------
and continuing in full force and effect until advised by Lender that the Obligations have been fully and finally paid and satisfied and the Commitment has been terminated.

     3.4. Release/Redemption of Dealer Notes.
          ----------------------------------

LOAN AGREEMENT - Page 13
--------------

          (a)  Generally.  Borrower may obtain the release of Lender's security
               ---------
     interest in any Dealer Note at any time, and from time to time; provided that, after such release, there will not then exist a Net Collateral Deficit, by paying to Lender the reasonable costs and expenses incurred by Lender, including reasonable attorneys' fees, if any, in connection with such release; provided, however, no Default or Event of Default has occurred and is continuing hereunder.

          (b)  Mandatory Redemption of Dealer Notes. Borrower shall, within
               ------------------------------------
     three (3) Business Days after an event requiring mandatory redemption and the request of Lender at any time during the term hereof, repay to Lender in immediately available funds the Collateral Value of any Dealer Note designated by Lender, or (ii) deliver to Lender other Eligible Collateral in substitution for such designated Dealer Note, as shall be satisfactory to Lender. Events requiring mandatory redemption are as follows:

               (1) any obligor of a Dealer Loan shall have contested the validity of the Dealer Loan pursuant to the Federal Truth in Lending Act, the Equal Credit Opportunity Act, or any other federal or state law or regulation, or any such Dealer Loan shall have been rescinded, or Lender, in its reasonable judgment, determines that such Dealer Loan is not in material, compliance with any Requirement of Law and such failure would have a Material Adverse Effect; or

               (2) the obligor of any Dealer Loan shall have failed to perform any obligation required to be performed thereunder or under the related Dealer Loan or any other related document, which failure shall have continued for a period of more than thirty (30) days (so long as Borrower shall be current in its payments of principal and interest under the Note), or foreclosure, collection activity, or similar proceedings shall have been commenced and are continuing with respect to any such Dealer Loan; or

               (3) any of the Collateral or any Property covered thereby shall become subject to any material Lien (other than a Permitted Lien) which is not inferior to the Lien of the Loan Documents, and such Lien shall not be discharged, or provision for such discharge satisfactory to Lender shall not have been made, within thirty (30) days after written notice is sent by Lender to Borrower, or after Borrower otherwise obtains knowledge of such Lien; or

               (4) any assignment and pledge to Lender of a Dealer Note shall fail to be valid, binding and enforceable against Borrower, or such assignment and pledge shall fail to secure the Loan or be in compliance with all Requirements of Law and such failure would have a Material Adverse Effect; or

               (5) any required documents relating to any Dealer Loan (including the Dealer Collateral) described in any Collateral Schedule delivered to Lender with an


LOAN AGREEMENT - Page 14
--------------

          Advance Request Form shall not have been received promptly by Lender or Dealer, as applicable and such failure would have a Material Adverse Effect.

     3.5. Representations and Warranties Regarding Dealer Collateral. Effective
          ----------------------------------------------------------
with the delivery of the Advance Request Form on which a Dealer Note is identified, the Borrower represents and warrants to Lender with respect to each Dealer Note that:

          (a) the Borrower (and, if the Borrower did not originate the loan(s) evidenced by such Dealer Note, the originator of such loan(s)) complied, and the Dealer Collateral comply, in all material respects, with all applicable Requirements of Law, including, without limitation, (i) usury laws, (ii) the Equal Credit Opportunity Act, as amended, (iii) the Federal Truth in Lending Act, as amended, if applicable and (iv) all consumer protection laws applicable in any jurisdiction in which the Dealer Note was originated;

          (b) the stated principal amount of such Dealer Note was funded to or for the benefit of the obligor thereunder;

          (c) such Dealer Note evidences a Dealer Loan which was underwritten in compliance with the Dealer Underwriting Criteria, and no changes in such criteria have been made except those previously approved by both Borrower and Lender; and

          (d) the UCC-1 financing statements executed by the Dealer securing the Dealer Collateral, and any other security agreements or pledges executed by the Dealer in favor of Borrower shall be valid and enforceable subject to
     (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and no other prior or other claim or lien, except as may be held by Lender, shall be filed of record or otherwise existing as to the Dealer Collateral, to the best of Borrower's knowledge.

If any of the representations and warranties contained in subsections (a), (c) or (d) of this Section is at any time untrue or incorrect in any material respect as to any Dealer Note(s), Borrower shall within three (3) Business Days after the request of the Lender either (i) deliver to Lender additional, or other, Eligible Collateral, or (ii) pay to the Lender in immediately available funds the Collateral Value of such Dealer Notes designated by the Lender. After the expiration of such three (3) day period without the required payment by Borrower, such failure by Borrower to make such payment shall result in an Event of Default under Section 7.1(b) hereof. With respect to a misrepresentation and
                 -------------
breach of warranty under subsection (b) of this Section which would have a Material Adverse Effect, such misrepresentation shall become an Event of Default under Section 7.1(b) hereof automatically and without any notice or opportunity
      -------------
to cure, all of which are hereby waived by Borrower.


LOAN AGREEMENT - Page 15
--------------

                                   ARTICLE IV
                                   ----------

                              CONDITIONS PRECEDENT
                              --------------------

The obligation of Lender to make Advances is subject to satisfactory fulfillment of all of the conditions precedent stated in this Article IV.
                                                  ----------

     4.1.  Initial Advance. In addition to the conditions precedent specified in
           ---------------
Section 4.2 hereof, the obligation of Lender to make the initial Advance shall be subject to the delivery to Lender of the following (each of the following documents being duly executed and delivered and in form and substance satisfactory to Lender):

           (a) executed counterparts of this Agreement and of all instruments, certificates and opinions referred to in this Article IV not theretofore
                                                   ----------
     delivered;

           (b) the Note;

           (c) the Security Agreement and related Financing Statement, each in form and substance acceptable to Lender, granting to Lender a perfected, first priority security interest in all Collateral required to be pledged to Lender;

           (d) the Guaranty;

           (e) a Secretary's Certificate (herein so called) of Borrower containing (i) resolutions of Borrower's board of directors authorizing the execution and performance of the Note, this Agreement and all of the other Loan Documents provided herein and identifying the officers of Borrower authorized to sign such instruments, (ii) specimen signatures of the officers so authorized, (iii) a copy, certified as true by the Secretary of Borrower, of the certificate and articles of incorporation and bylaws of Borrower, together with all amendments thereto, (iv) a certificate of existence and good standing from the Secretary of State of the state of Borrower's incorporation; and (iv) a certificate of authority from all jurisdictions in which Borrower is required to qualify as a foreign corporation under applicable Requirements of Law, evidencing that Borrower is qualified to transact business and is in good standing in such state;

          (f) a Secretary Certificate of Guarantor containing (i) resolution of Guarantor's board of directors authorizing the execution and performance of the Guaranty and identifying the officers of Guarantor authorized to such instrument; (ii) specimen signatures of the officers so authorized, (iii) a copy, certified as true by the Secretary of Guarantor, of the certificate and articles of incorporation and bylaws of Guarantor, together with all amendments thereto, (iv) a certificate of existence and good standing from the Secretary of State of the state of Guarantor's incorporation; and (iv) a certificate of authority from all jurisdictions in which Guarantor is transacting business, evidencing that Guarantor is qualified to transact business and is in good standing in such state;

LOAN AGREEMENT - Page 16
--------------

          (g) an opinion from Borrower's counsel licensed and in good standing to practice law in the State of Texas, opining that (i) the Borrower has the authority to borrow the proceeds of the Loan and to execute and perform Borrower's obligations under the Loan Documents, (ii) the Loan Documents have each been duly authorized and properly executed and delivered by Borrower, and each of the Loan Documents is a valid and binding obligation of the Borrower, enforceable in accordance with its terms subject to (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (2) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and (iii) the Loan is not usurious;

          (h) a report from the office of the Secretary of State of Texas (and such other UCC filing offices as Lender may specify) of the UCC financing statements filed with that office naming Borrower as debtor, as of a date not more than fifteen (15) days prior to the date of the initial Advance and a report from the office of County Clerk of the county in which Borrower's principal place of business is located, as of a date not more than fifteen (15) days prior to the date of the initial Advance, showing the results of a tax and judgment lien search for the Borrower; and

          (i) such other documents as Lender may reasonably request at any time at or prior to the date of the initial Advance.

     4.2. All Advances. The obligation of Lender to make each Advance, including
          ------------
the initial Advance, pursuant to this Agreement is subject to the following further conditions precedent:

          (a) Borrower shall have approved the Dealer Loan request by the Dealer pursuant to the Dealer Underwriting Criteria;

          (b) Three (3) days prior to a request for Advance, Borrower shall have provided, and Lender shall have approved, to Lender's designated representative an executed Advance Request Form, which shall be complete and accurate in all respects. (As indicated in Section 2.3, Lender will
                                                     -----------
     use its reasonable best efforts to comply with a request for an Advance on an existing Dealer Note if (i) such request complies with all terms and conditions set forth herein, and (ii) such request shall have been received by Lender prior to 10:00 a.m. Dallas, Texas time);

          (c) along with each Advance Request Form, Borrower shall deliver to Lender a Collateral Schedule, identifying the Dealer Loans for which Lender has received (i) a Dealer Note(s); (ii) the corresponding UCC-1 financing statement; and (iii) an original assignment, in blank, executed by Borrower;


LOAN AGREEMENT - Page 17
--------------

          (d) simultaneously with the delivery to Lender of an Advance Request Form and Collateral Schedule, Borrower shall, to the extent not already delivered, deliver to Lender all of the items required to be delivered to Lender as provided herein and by Section 3.2 hereof;
                                      -----------

          (e) the representations and warranties of Borrower contained in this Agreement or any Loan Document shall be true and correct in all respects on and as of the date of such Advance;

          (f) no Default or Event of Default shall have occurred and be continuing as of the date of such Advance;

          (g) no circumstance or event, as determined by Lender in its reasonable discretion, having a Material Adverse Effect shall have occurred and be continuing;

          (h) the Funding Account shall be established and in existence;

          (i) the payment to Lender of those fees, costs and expenses specified in Sections 2.7 and 2.8 hereof shall have been made; and
        ------------     ---

          (j) notwithstanding any provision to the contrary set forth in the Loan Documents, the Lender's obligation to make any Advance to Borrower hereunder shall be subject to the following additional limitation:

              (i) no Advance shall be made if, after making such Advance, the aggregate principal amount of all Advances outstanding would, to any one (1) Dealer or Affiliate thereof, exceed the lesser of (A)
                                                          ------
          $1,000,000, or (B) twelve and one-half percent (12.5%) of the Net Worth of the Borrower.

Each Advance Request Form shall be deemed to constitute a representation and warranty by Borrower on the date of the requested Advance as to the facts specified in Section 4.2(e) and (f) hereof.
             --------------     ---


                                   ARTICLE V
                                   ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

In order to induce Lender to enter into this Agreement, and to make Advances to Borrower, Borrower represents and warrants to Lender that:

     5.1.  Organization and Good Standing.  Borrower is a corporation duly
           ------------------------------
incorporated and existing in good standing under the laws of the jurisdiction of its incorporation (i.e., Delaware) and is authorized to do business in all other states in which its failure to qualify would


LOAN AGREEMENT - Page 18
--------------
have a Material Adverse Effect, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and does not presently conduct business in any state other than Texas to the extent that it is required to qualify to do business as a foreign corporation in such state under the Requirements of Law applicable in such state, but if, at any time in the future Borrower conducts business to such extent in any other jurisdiction, Borrower shall have qualified as a foreign corporation and shall be in good standing in such jurisdiction where it conducts business to such extent in the future.

     5.2. Authorization and Power.  Borrower has the corporate power and
          -----------------------
requisite authority to execute, deliver and perform this Agreement, the Note and the Loan Documents to be executed by it; Borrower is duly authorized to, and has taken all corporate action necessary to authorize it to, execute, deliver and perform this Agreement, the Note and the Loan Documents to be executed by it and is and will continue to be duly authorized to perform this Agreement, the Note and such Loan Documents.

     5.3. Corporate and Governmental Authorization; Contravention. The
          -------------------------------------------------------
execution, delivery and performance of each Loan Document executed or to be executed by Borrower are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, and except as otherwise set forth in the Loan Documents require no action by or in respect of, or filing with, any governmental body, agency or official (except where the failure to do so could not reasonably be expected to have a Material Adverse Effect on its business or financial condition) and do not materially contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon Borrower or result in the creation or imposition of any Lien on any asset of Borrower or any Subsidiary of Borrower except Liens securing the Note.

     5.4. Binding Effect. This Agreement constitutes a valid and binding
          --------------
agreement of Borrower; the Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of Borrower; each Security Document, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Person purporting to execute the same; and each Loan Document is enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and (c) as otherwise set forth therein.

     5.5. Financial Information.
          ----------------------

          (a) The audited balance sheet of Guarantor as of December 31, 1996, and the related statements of operations, stockholders' equity for the fiscal year then ended, copies of which have been delivered to Lender, fairly present, in conformity with GAAP, the consolidated financial position of Borrower as of such date and its results of operations, stockholders' equity and cash flows and changes in financial position for such fiscal year.


LOAN AGREEMENT - Page 19
--------------

          (b) The unaudited balance sheet of Guarantor and Borrower as of March 31, 1997, and the related unaudited statements of operations, stockholders' equity for the month then ended, and the monthly unaudited financial statements, copies of which have been delivered to Lender, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 5.5(a) hereof, the consolidated financial
                               --------------
     position of Borrower as of such date and its results of operations, stockholders' equity and cash flows for such periods.

     5.6. Litigation. There is no action, suit or proceeding pending against
          ----------
or, to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary or Guarantor before any court or arbitrator or any governmental body, agency or official which is not disclosed to Lender in writing hereto and in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect on the business, financial position or results of operations of such Person or which could in any manner draw into question the validity of this Agreement, the Note, the Guaranty or the Security Documents.

     5.7. Filing of Tax Returns.  Borrower and, to the best of its knowledge,
          ---------------------
Guarantor has filed all tax returns required to have been filed and have paid all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it, to the extent the same have become due and payable. Borrower does not know of any proposed tax assessment against Borrower and all tax liabilities of Borrower are adequately provided for.

     5.8. Liens. All Property of Borrower is free and clear of all Liens other
          -----
than Permitted Liens.

     5.9. Business; Compliance. Borrower has performed and abided by all
          --------------------
Obligations required to be performed by it under any license, permit, order, authorization, grant, contract, agreement or regulation to the extent it could have a Material Adverse Effect.

    5.10. Subsidiaries.  Borrower has, as applicable, submitted to Lender a
          ------------
complete listing of all Subsidiaries of Borrower and the nature and extent of Borrower's direct and indirect ownership interest therein.

    5.11. Licenses, Permits, Etc.  Borrower possesses such valid franchises,
          ----------------------
certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of tribunals, as are necessary to carry on its business as now being conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

    5.12. Compliance with Law. The business and operations of Borrower have
          -------------------
been and are being conducted in accordance with all applicable laws, rules and regulations of all tribunals,


LOAN AGREEMENT - Page 20
--------------
except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.13. Full Disclosure. All information heretofore furnished by Borrower
           ---------------
and, to the best of its knowledge, by Guarantor to Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by Borrower and Guarantor to Lender will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. Borrower has disclosed to Lender in writing any and all facts which have or could have (to the extent such party can now reasonably foresee) a Material Adverse Effect.

     5.14. Consents. Notwithstanding any other provision of this Agreement,
           --------
Borrower has obtained all necessary consents and approvals, as applicable, relating to the pledge of the Collateral, and will deliver same to Lender upon request.

                                   ARTICLE VI
                                   ----------

                                   COVENANTS
                                   ---------

     Borrower agrees that, so long as any amount payable under the Note remains unpaid under this Agreement:

     6.1. Information. Borrower will deliver or cause to be delivered to Lender
          -----------
the following, all in form and detail reasonably satisfactory to Lender, prepared in accordance with GAAP, and with a Certificate Accompanying Financial Statements in the form of Exhibit "D," attached:
                          ------------

          (a)  Annual Financial Statements. As soon as available and in any
               ---------------------------
     event within one hundred twenty (120) days after the close of each fiscal year of Borrower and Guarantor, copies of the consolidated balance sheet of Borrower and Guarantor as of the close of such fiscal year and consolidated statement of income and retained earnings, cash flow statements and changes in stockholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail together with all notes thereto and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Borrower) by KPMG Peat Marwick LLP or other independent certified public accountants selected by Borrower and Guarantor and reasonably satisfactory to Lender, to the effect that such financial statements have been prepared in accordance with GAAP and such other professional practices as may then conform to the usual and customary professional standards, practices and disclosures then in existence in connection with the preparation and publication of financial statements by independent certified public accountants and that the examination of such accounts in connection with such financial statements has been made in accordance with GAAP and, accordingly, includes such tests of the


LOAN AGREEMENT - Page 21
--------------
accounting records and such other auditing procedures as were considered necessary in the circumstances;

          (b) Interim Financial Statements.
              ----------------------------

              (i) As relating to Borrower, as soon as available, and in any event within thirty (30) days after the end of each calendar month of each fiscal year of Borrower, copies of the consolidated and consolidating balance sheet of Borrower as of the end of such month and consolidated and consolidating statements of income and retained earnings and of changes in stockholders' equity for such calendar month each setting forth in comparative form the corresponding figures for the preceding fiscal year of Borrower for such mouth and for the portion of the fiscal year ending with such month, all in reasonable detail, and certified by the chief financial officer or the president of Borrower as being true and correct and as having been prepared in accordance with GAAP, subject to year-end audit adjustments;

              (ii) As relating to Guarantor, promptly after becoming available, and in any event within forty-five (45) days after the end of each fiscal quarter, including the last fiscal quarter in the fiscal year of Guarantor, a copy of Guarantor's 10-Q as of the end of such fiscal quarter filed by Guarantor with the Securities and Exchange Commission or any similar governmental authority, including a balance sheet of Guarantor as of the end of such fiscal quarter and the related statements of income, stockholders' equity and cash flows of Guarantor for such fiscal quarter and the period from the first day of the then current fiscal year of Guarantor through the end of such fiscal quarter;

          (c)  Month Dealer Reports. As soon as available, and in any event
               --------------------
     within thirty (30) days after the end of each calendar month of each month during which time a Dealer Note shall be outstanding, deliver to Lender copies of all operational, financial and statistical reports, or an acceptable summary thereof, submitted by each Dealer and/or summarized by Borrower in a format reasonably acceptable to Lender;

          (d)  Other Auditing Reports. Promptly upon receipt thereof, a copy of
               ----------------------
     each other report submitted to Borrower by independent accountants in connection with any annual, interim or special audit of the books of Borrower;

          (e)  Monthly Compliance Reports. If required by Lender, within thirty
               --------------------------
     (30) days after the end of each calendar month a Compliance Certificate, in the form attached hereto as Schedule "D-1" to Exhibit "D," certified by the
                                 ------------------------------
     chief financial officer of or the president of Borrower that, as of the last day of the immediately preceding calendar month, Borrower was not in violation of any provision hereof;


LOAN AGREEMENT - Page 22
--------------

          (f)  Monthly Note and Advance Schedule.  Borrower shall identify on a
               ---------------------------------
     monthly schedule attached hereto as Exhibit "E", or in other form
                                         -----------
     satisfactory to Lender, the Dealer Notes outstanding and the Collateral Value of same, calculated separately and in the aggregate, for the purpose of disclosing the amortization schedule of each underlying Dealer Note for Lender to ensure that all principal payments on its Collateral Value of all Dealer Notes are being remitted to Borrower pursuant to the terms of the respective Dealer Notes in equal, monthly installments, as required hereby.

          (g)  Quarterly Compliance Reports of Guarantor. If required by
               -----------------------------------------
     Lender, cause Guarantor to provide Lender, within forty-five (45) days after the end of each calendar quarter a Compliance Certificate, in the form attached hereto as Schedule "D-2," certified by the chief financial
                                      -----
     officer of or the president of Guarantor that, as of the last day of the immediately preceding calendar quarter, Guarantor was not in violation of any provision applicable to it under the Loan Documents;

          (h)  Tax Returns. As soon as available and in any event within thirty
               -----------
     (30) days of filing and no later than two hundred twenty-five (225) days from the end of each fiscal year of Borrower and Guarantor, copies of all tax returns with all exhibits thereto filed by Borrower and Guarantor;

          (i)  Other Information.  From time to time such additional information
               -----------------
     regarding the financial position, business or properties of Borrower or the Guarantor as Lender may reasonably request.

     6.2. Minimum Net Worth.
          -----------------

          (a) Borrower will at all times maintain a Tangible Net Worth of not less than $1,250,000, calculated on a monthly basis and, in addition thereto, shall have a Tangible Net Worth of not less than $5,000,000 by September 30, 1997; and

          (b) Guarantor shall at all times have a minimum Tangible Net Worth, measured quarterly, of not less than $5,000,000.

     6.3. Limitation on Indebtedness. Borrower shall not, without the prior
          --------------------------
written consent of Lender, incur, create, contract, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except (i) the Obligations, (ii) current liabilities for taxes and assessments, (iii) Subordinated Debt, (iv) new lease obligations which are required to be capitalized for balance sheet purposes but which do not exceed $50,000.00 annually, (v) any existing Indebtedness disclosed to and approved by Lender, and (vi) current amounts payable or accrued (other than for borrowed funds or purchase money obligations) which have been incurred in the ordinary course of business; provided that all such liabilities, accounts and claims shall be promptly paid and discharged when due or in conformity with customary trade terms, unless the same shall be Contested in Good Faith by Borrower.


LOAN AGREEMENT - Page 23
--------------

     6.4. Loans, Advances, and Investments. Without Lender's prior written
          --------------------------------
consent, which shall not be unreasonably withheld, Borrower shall not make any loan (other than loans made in the ordinary course of its business as a rent and/or rent-to-own finance company), advance, or capital contribution to, or investment in, or purchase or otherwise acquire any of the capital stock, securities, or evidences of indebtedness of, any Person (collectively, "Investment"), or otherwise acquire any interest in, or control of, another Person, except for the following:

          (a) Investments having a maturity of one year or less in commercial paper given the highest rating by a nationally recognized credit rating agency, United States governmental obligations, fully insured certificates of deposit, bankers acceptances and repurchase agreements issued by Lender or any commercial bank, savings association or savings bank having assets in excess of $50,000,000; and

          (b) any acquisition of securities or evidences of indebtedness of others when acquired by Borrower in settlement of accounts receivable or other debts arising in the ordinary course of business, so long as the aggregate amount of any such securities or evidences of indebtedness is not material to the business or condition (financial or otherwise) of Borrower; provided that, the foregoing will not apply to the acquisition of securities or evidences of indebtedness in connection with foreclosure upon, or acquisitions in lieu thereof, loans made by Borrower in the ordinary course of business.

     6.5. Acquisitions. Neither Borrower nor any of its Consolidated
          ------------
Subsidiaries, if any, will acquire all or substantially all of the assets of any other Person without Lender's prior written consent, which consent shall not be unreasonably withheld.

     6.6. Consolidations, Mergers, Sales of Assets, Maintenance and Hypothecations.
          ---------------------------------------------------------

          (a) Neither Borrower nor any of Borrower's Consolidated Subsidiaries (if and as applicable) will, without Lender's prior written consent, which consent shall not be unreasonably withheld, (i) consolidate or merge with or into any other Person, or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person, or (iii) fail to maintain its corporate existence in the state of its incorporation or its good standing and qualification to transact business in all jurisdictions where the nature of its business requires the same, or (iv) materially engage in any business other than that of originating or acquiring Dealer Loans or materially alter the nature of such business as conducted on and immediately following the date of this Agreement.

          (b) Borrower will not, without Lender's prior written consent, sell, encumber or otherwise transfer the assets covered by the Security Documents except as provided in such Security Documents.

     6.7. Negative Pledge. Neither Borrower nor any of its Subsidiaries will
          ---------------
create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by Borrower or such Subsidiary, except Permitted Liens.

LOAN AGREEMENT - Page 24
--------------

     6.8.  Affiliate Transactions. Neither Borrower nor any of its Subsidiaries
           ----------------------
will, directly or indirectly, enter into any transaction (including, but not limited to, the sale or exchange of property or the rendering of services) with any of its Affiliates or any of its shareholders, other than in the ordinary course of business of such company and upon fair and reasonable terms no less favorable than such company could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate or shareholder of such company.

     6.9.  Use of Proceeds; Margin Stock. The proceeds of the Advances shall not
           -----------------------------
be used by Borrower except for the purposes herein specified. Borrower shall use all funds from Advances for proper corporate purposes in the ordinary course of Borrower's business as presently being conducted and as represented and warranted herein. In no event shall the funds from any Advance be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose of purchasing or carrying any Margin Stock, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither Borrower nor any Person acting on behalf of Borrower shall take any action in violation of Regulation U or Regulation X or shall violate
Section 7 of the Securities Exchange Act of 1933 or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

     6.10. Right of Inspection. After notice by Lender to Borrower or Guarantor,
           -------------------
as appropriate, at least twenty-four (24) hours prior thereto, Borrower shall permit any officer, employee or agent of Lender to visit and inspect any of the Properties of Borrower, Guarantor or any Dealers, examine Borrower's, Guarantor's or any Dealer's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of Borrower, Guarantor or any Dealers with Borrower's, Guarantor's or any Dealer's officers, accountants and auditors, all at such reasonable times and as often as Lender may reasonably desire. Borrower and Guarantor may have their representatives in attendance at any meetings between the officers or other representatives of Lender and the officers, accountants or auditors of Borrower, Guarantor or any Dealer.

     6.11. Maintenance of Insurance. Borrower will at all times maintain or
           ------------------------
cause to be maintained insurance covering such risks and in such amounts as are customarily carried by businesses similarly situated and in any event (a) workmen's compensation insurance in amounts required by the states in which Borrower does business, (b) comprehensive general public liability and property damage insurance, and (c) comprehensive automobile liability insurance.

     6.12. Maintenance of Security. Borrower will execute and deliver, or
           -----------------------
cause the appropriate Person to execute and deliver, to Lender all security agreements, financing statements, assignments and such other documents and instruments, and supplements and amendments thereto, and take such other actions as Lender deems necessary in order to maintain as valid, enforceable and first perfected priority Liens, all Liens granted to Lender to secure the Note in accordance with this Agreement and the Security Documents.


LOAN AGREEMENT - Page 25
--------------

     6.13. Payment of Taxes and Claims. Borrower and Guarantor will, and will
           ---------------------------
cause each of their respective Consolidated Subsidiaries (as applicable) to pay
(a) all taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any penalty or interest accrues thereon and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien on any of its assets; provided that no payment of such taxes or claims shall be required if (i) the amount, applicability or validity thereof is currently being Contested in Good Faith by appropriate action promptly initiated and diligently conducted, (ii) such Person has set aside on its books reserves (segregated to the extent required by GAAP) reasonably deemed by it to be adequate with respect thereto.

     6.14. Servicing of Collateral. Borrower shall service or cause to be
           -----------------------
serviced (with Lender's prior approval) all Dealer Loans constituting Collateral hereunder, and use its very best efforts to collect all amounts payable thereunder as they become due.

     6.15. Records Relating to Dealer Loans. Borrower shall maintain complete
           --------------------------------
and accurate records and books of account at the address set forth on the signature pages hereof covering all collections and other proceeds of each Dealer Loan, and all payments made, it being acknowledged and agreed to by Borrower that Lender may inspect, after twenty-four (24) hours' prior notice to Borrower, all the records and books and supporting data and make copies and extracts therefrom at Borrower's place of business during ordinary business hours and that, upon the request of Lender, Borrower will furnish any reasonable information with respect to any matter relating to this Agreement or any Loan Document.

     6.16. Management; Ownership.  The senior officers of Borrower (president,
           ---------------------
executive vice president, senior vice president) shall not be changed and the owners and holders of 10% or more of the common stock in Borrower shall not sell, transfer or hypothecate all or substantially all of their common stock in Borrower, unless Borrower shall have provided Lender ten (10) Business Days' prior written notice of such change or sale, transfer or hypothecation and Lender shall have consented in writing to such change, sale or transfer, which consent shall not be unreasonably withheld.

     6.17. Compliance with Laws and Documents. Borrower and Guarantor will not,
           ----------------------------------
and will not permit any of its Consolidated Subsidiaries to, directly or indirectly, violate the provisions of any laws, its certificate of incorporation or by-laws, or any of its Material Agreements, if such violation, alone or when combined with all other such violations, could have a Material Adverse Effect.

     6.18. Total Liabilities to Adjusted Tangible Net Worth Ratio. Borrower will
           ------------------------------------------------------
maintain, at all times during the term of the Loan, a positive ratio of Total Liabilities to Adjusted Tangible Net Worth of not more than two (2.0) to one (1.0).


LOAN AGREEMENT - Page 26
--------------

     6.19. Liquidity.  Borrower shall not permit at any time its unencumbered
           ---------
Liquidity to be less than $100,000, measured monthly; Guarantor shall not permit at any time its unencumbered Liquidity to be less than $750,000, measured quarterly,

     6.20. Additional Documents.  Borrower will execute and deliver or cause the
           --------------------
appropriate Person to execute and deliver to Lender such other agreements and other instruments and documents as in the judgment of Lender may be reasonably required to better effectuate the transactions contemplated hereby and evidence and assure Lender's security and rights under the Loan Documents.


                                  ARTICLE VII
                                  -----------

                                    DEFAULTS
                                    --------

     7.1.  Events of Default. The occurrence of any of the following events,
           -----------------
and the giving of any required notice and expiration of any applicable grace period, shall constitute an "Event of Default" hereunder:

           (a) Borrower fails to pay when due any principal of or interest on the Note, any fees or any other amount payable hereunder by the date when due;

           (b) Borrower or any other Person fails to observe or perform any covenant or agreement contained in this Agreement or any other Loan Document;

           (c) Any representation, warranty, certification or statement made or deemed to have been made by Borrower or Guarantor in this Agreement or any other Loan Document or by any Person in any certificate, financial statement, Guaranty or other document delivered pursuant to this Agreement proves to have been incorrect in any material respect when made;

           (d) Borrower defaults under any Material Agreement and such default would have a Material Adverse Effect;

           (e) Borrower defaults under any agreement evidencing an Indebtedness and such default would have a Material Adverse Effect;

           (f) Any event or condition occurs which results in the acceleration of the maturity of any Indebtedness of Borrower or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Indebtedness to accelerate the maturity thereof and such default would have a Material Adverse Effect;

           (g) Borrower, Guarantor or any Subsidiary of either commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to


LOAN AGREEMENT - Page 27
--------------
     itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any corporate action to authorize any of the foregoing;

          (h) An involuntary case or other proceeding is commenced against Borrower, Guarantor or any Subsidiary of either seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of 60 days; or an order for relief is entered against Borrower, Guarantor or any Consolidated Subsidiary of either under the federal bankruptcy laws as now or hereafter in effect; or

          (i) A judgment or order for the payment of money in excess of $200,000 is rendered against Borrower or any Subsidiary of Borrower and such judgment or order continues unsatisfied and unstayed for a period in excess of 30 days;

          (j) a Dealer defaults under any Dealer Loan, and Borrower is in non-compliance with the terms hereof concerning Borrower's obligation to provide substituted Eligible Collateral or additional funds;

provided, however, unless a different grace or notice and opportunity to cure period is specified herein or in any other Loan Document with respect thereto, Borrower shall have (i) thirty (30) days after a Default under Sections 7.1(b),
                                                               ----------------
(d) (e), (f), or (i) hereof to cure said Default, (ii) five (5) days after the
--------------------
date when due under Section 7.1(a) hereof to cure said Default, and as provided
                    --------------
for herein. After the occurrence of a Default and the giving of the notice specified in the preceding sentence, if any is required, such Default shall become an Event of Default if not cured within the applicable period of time.

     Upon the occurrence of a Default described in Section 7.1(g) or (h) hereof,
                                                   ---------------------
all of the Obligations shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower. Upon the occurrence of any other Event of Default, Lender at any time and from time to time may without further notice to Borrower or any other person, declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Affiliate. After any such acceleration Lender shall have


LOAN AGREEMENT - Page 28
--------------
no obligation to make any further Advances or loans of any kind under any agreement with any Affiliate.

     7.2. Remedies. If any Event of Default shall occur and be continuing,
          --------
Lender may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and Lender may enforce the payment of any Obligations due or enforce any other legal or equitable right. All rights, remedies and powers conferred upon Lender under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity.

     Upon the occurrence and during the continuance of an Event of Default, Lender may:

          (a) Termination. Terminate the obligation of Lender to make Advances
              -----------
     hereunder.

          (b) Acceleration. Declare all unpaid amounts under the Note and any
              ------------
     other portion of the Obligations immediately due and payable, without further notice, presentment, protest, demand or action of any nature whatsoever (each of which is hereby expressly waived by Borrower), whereupon the same shall become immediately due and payable.

          (c) Judgment.  Reduce to judgment any claim arising under this
              --------
     Agreement that Lender has standing to assert.

          (d) Guaranty. Demand Guarantor perform the Obligations as set forth in
              --------
     the Guaranty.

          (e) Foreclosure.  Take such steps as are appropriate to foreclose or
              -----------
     otherwise enforce all Liens granted to Lender, to secure payment and performance of the Obligations, and to exercise any and all rights afforded secured parties by the UCC, the Loan Documents, at law, in equity or otherwise.

     In addition to, and without limiting or restricting in any way the foregoing, Lender or its designee may: (i) take possession of any Collateral and related documents securing the Obligations or any portion thereof not already in the possession of Lender or its designee, and of any documents or instruments held by Borrower for the benefit of Lender and may direct Borrower to, and Borrower will, gather or assemble all of such Collateral and documents or any portion thereof at the principal offices of Lender or its designee as Lender shall determine or any other place reasonably convenient to Borrower and Lender; (ii) notify any party obligated on any Collateral securing the Obligations or a portion thereof to make all payments due or to become due with respect thereto directly to Lender or its designee, with the amounts of such payments to be held for the benefit of Lender, and Lender or its designee may collect such payments; (iii) enforce collection of any Collateral securing the obligations or a portion thereof by suit or


LOAN AGREEMENT - Page 29
--------------
otherwise in its own name or in the name of Borrower; (iv) assign, negotiate or transfer any such Collateral for purposes of collection; (v) surrender, release, substitute or exchange all or any part of such Collateral or any collateral, security or guaranty therefor; or (vi) compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the request of Lender or its designee, Borrower will, at its own expense, notify any person obligated upon any Collateral securing the obligations or a portion thereof to make payment to Lender or its designee of any amounts due or to become due thereunder.

     In addition to, and without limiting or restricting in any way the foregoing, Lender or its designee may exercise any and all rights or remedies available to Lender to offset against the Obligations any deposits of Borrower and Guarantor held by Lender including Lender's common law right of offset and a contractual right of offset separate and apart from Lender's remedies under the UCC and the common law right of offset. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to apply such deposits to the outstanding indebtedness evidenced by the Note. Lender's contractual right of offset granted by Borrower hereunder is independent of Lender's common law right of offset and is not governed by any restrictions existing under the common law right of offset.

     7.3. Performance by Lender. If Borrower fails to perform any covenant, duty
          ---------------------
or agreement in accordance with the terms and conditions of any of the Loan Documents to which it is party, Lender may, at its option, perform, or attempt to perform, such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay any amount reasonably expended by Lender in such performance or attempted performance to Lender at the office of Lender listed on the signature pages hereof, together with interest thereon at the Maximum Lawful Rate from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume and shall never have, except by express written consent, any liability or responsibility for the performance of any duties of Borrower hereunder, or under or in connection with all or any part of the Collateral.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1. Notices. Any notice or request required or permitted to be given under
          -------
or in connection with this Agreement, the Loan Documents (except as may otherwise be expressly required therein) or the Note shall be in writing and shall be mailed by first class mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by written confirmation mailing (by first class mail, postage prepaid) at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered to the parties hereto at their respective addresses set forth on the execution page hereof, or at such other addresses or to such individual's


LOAN AGREEMENT - Page 30
--------------
or department's attention as either party may have furnished the other party in writing. Any communication so addressed and mailed shall be deemed to be given when so mailed, except that notices and requests for Advances and Advance Request Forms shall not be effective until actually received by Lender or Borrower, as the case may be; and any notice so sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of Borrower or Lender, as the case may be. For purposes of such notices, the addresses of the parties shall be as follows:

     If to Lender:    First American Bank Texas, SSB
                      14651 Dallas Parkway, Suite 400
                      Dallas, Texas  75240
                      Attention:  James R. Reynolds
                      FAX:  972/419-3308

     with a copy to:  Mark A. Mesec & Associates
                      14651 Dallas Parkway, Suite 400
                      Dallas, Texas  75240
                      Attention:  Mark A. Mesec
                      FAX:  972/458-9633


     If to Borrower:  NAFCO, Inc.
                      13760 Noel Road, Suite 918
                      Dallas, Texas  75240
                      Attention:  Terry Fleck
                           FAX:  (972) 960-0850

          with a copy to:  NAB Asset Corporation
                           19200 Von Karman Avenue, Suite 950
                           Irvine, California  92612
                           Attention:  Michael W. Caton
                           FAX:  (714) 475-4440

          with a copy to:  Parsons & Funnell, L.L.P.
                           6116 North Central Expressway, Suite 200
                           Dallas, Texas  75206
                           Attention:  Kevin J. Funnell
                           FAX:  (214) 365-7316

     8.2. No Waivers. No failure or delay by Lender in exercising any right,
          ----------
power or privilege hereunder or under the Note, Guaranty or other Security Documents shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies


LOAN AGREEMENT - Page 31
--------------
herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or in any of the other Loan Documents.

     8.3.  Expenses; Documentary Taxes; Indemnification.
           --------------------------------------------

           (a) Whether or not any Advance is ever funded, Borrower shall pay (i) all out-of-pocket expenses of Lender with respect to or arising from, including, without limitation, filing fees, lien search fees, the reasonable fees and disbursements of counsel for Lender and the costs of title or lien searches, title insurance or title opinions, incurred in connection with the preparation of this Agreement and the other Loan Documents (including, without limitation, the furnishing of any written or oral opinions or advice incident to this transaction) and, if appropriate, the recordation of the Security Documents, the closing of the transactions as contemplated herein, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default (provided that such was incurred during the continuance of such Default or alleged Default) hereunder and
     (ii) all out-of-pocket expenses incurred by Lender, including fees and disbursements of counsel for Lender, in connection with any Event of Default and collection and other enforcement proceedings resulting therefrom, fees of auditors, consultants, engineers and other Persons incurred in connection therewith (including, without limitation, the supervision, maintenance or disposition of the assets pledged to Lender to secure the Note) and investigation expenses incurred by Lender in connection therewith. BORROWER SHALL INDEMNIFY LENDER AGAINST ANY TRANSFER TAXES, DOCUMENTARY TAXES, SIMILAR ASSESSMENTS OR CHARGES MADE BY ANY GOVERNMENTAL AUTHORITY BY REASON OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE NOTE.

           (b) WHETHER OR NOT ANY ADVANCE IS EVER FUNDED, BORROWER AGREES TO INDEMNIFY LENDER AND HOLD HARMLESS LENDER AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS, AND EACH OF THEM (THE "INDEMNIFIED
                                                             ----------
     PARTIES"), FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, CLAIMS, DAMAGES, COSTS, JUDGMENTS, DISBURSEMENTS, INTEREST, CHARGES, REASONABLE COUNSEL FEES AND OTHER EXPENSES AND PENALTIES OF ANY KIND WHICH ANY OF THE INDEMNIFIED PARTIES MAY SUSTAIN OR INCUR IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING (WHETHER OR NOT LENDER SHALL BE DESIGNATED A PARTY THERETO) OR OTHERWISE BY REASON OF OR ARISING FROM THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AND/OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS,

LOAN AGREEMENT - Page 32
--------------

     DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON, BUT NOT ARISING OUT OF OR RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON. LENDER SHALL NOT BE RESPONSIBLE OR LIABLE TO BORROWER OR ANY OTHER PERSON FOR ANY CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF OR IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AND/OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BORROWER'S OBLIGATIONS UNDER THIS PARAGRAPH SHALL SURVIVE THE PAYMENT OF THE ADVANCE AND THE RELEASE OF LENDER'S LIENS AND SECURITY INTERESTS.

        (c) Any amount to be paid by Borrower under this Section 8.3 shall be a
                                                         -----------
     demand obligation owing by Borrower and if not paid within ten days of demand shall bear interest from the date of expenditure by the Indemnified Parties until paid at a rate equal to the lesser of (i) the Prime Rate plus 6% per annum, or (ii) the Maximum Lawful Rate. The obligations of Borrower under this Section shall survive payment of the Note and assignment of any right hereunder.


     8.4.  Right of Setoff.
           ---------------

           (a) Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) or other funds payable to investors at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower or Guarantor against any and all of the obligations of Borrower now or hereafter existing under this Agreement and the Note held by Lender, irrespective of whether or not Lender shall have made any demand under this Agreement or the Note and although such obligations may be unmatured. Lender agrees promptly to notify Borrower or Guarantor after any such setoff and application made by Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this Section 8.4(a) are in addition to the
                                     --------------
     express assignment or pledge of such accounts to Lender and all other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

           (b) Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation or assignment in the Note may exercise rights of setoff or counterclaim and other rights with respect to such participation or assignment as fully as if such holder of a participation or assignment were a direct creditor of Borrower in the amount of such participation or assignment.


LOAN AGREEMENT - Page 33
--------------

     8.5. Amendments and Waivers. Any provision of this Agreement, the Note or
          ----------------------
the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the party against whom enforcement is sought.

     8.6. Survival. All representations, warranties and covenants made by
          --------
Borrower herein or in any certificate or other instrument delivered by it or on its behalf under the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents or the extension of the Advances (or any part thereof), regardless of any investigation made by or on behalf of Lender.

     8.7. Limitation on Interest. Regardless of any provision contained in
          ----------------------
the Loan Documents, Lender shall never be entitled to receive, collect, or apply, as interest on the Advances, any amount in excess of interest calculated at the Maximum Lawful Rate. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with the Note and the Advances. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Advances, or if acceleration of the maturity of the Note, any prepayment by Borrower, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of the Note (or, if the Note has been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate or maximum amount of interest permitted under applicable law. The term "applicable law" as used in this Section 8.7
                                                                -----------
shall mean the laws of the State of Texas, or any other applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this Section 8.7 shall control all agreements between Borrower and
                   -----------
Lender.

     8.8. Severability. If any provision of this Agreement, the Note or any
          ------------
other Loan Document is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement, the Note and the other Loan Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in


LOAN AGREEMENT - Page 34
--------------
full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement, the Note or the other Loan Documents, as applicable, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

    8.9.  Successors and Assigns.
          ----------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign or otherwise transfer any of its rights under this Agreement without the express written consent of Lender.

          (b) Borrower may, for all purposes of this Agreement, treat Lender as the holder of any Note drawn to its order until written notice of assignment, transfer or participation shall have been received by it.

    8.10. Sale of Interest. Borrower may not sell, assign or transfer any
          ----------------
interest in this Agreement or any of the Loan Documents nor any portion thereof, including, without limitation, Borrower's rights, title, interest, remedies, powers and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition at any time or times hereafter of this Agreement and any of the other Loan Documents or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interest, remedies, powers and duties hereunder or thereunder. Lender agrees to provide prior notice to Borrower of Lender's intention to sell a participation interest in the Note or other Obligation of Borrower under this Agreement.

    8.11. Applicable Law. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS
          --------------
HAVE BEEN NEGOTIATED, AND ARE BEING EXECUTED AND DELIVERED, IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF AND THEREOF.

    8.12. Choice of Forum; Venue and Jurisdiction.  THE OBLIGATIONS OF BORROWER
          ---------------------------------------
HEREUNDER, UNDER THE NOTE AND UNDER THE OTHER LOAN DOCUMENTS ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ANY SUIT, ACTION OR PROCEEDING AGAINST BORROWER WITH RESPECT TO THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF DALLAS, OR IN THE UNITED STATES COURTS LOCATED IN THE STATE OF TEXAS AS LENDER MAY ELECT, AND BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION


LOAN AGREEMENT - Page 35
--------------

OR PROCEEDING. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF DALLAS, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     8.13. Counterparts; Effectiveness. To facilitate execution, this
           ---------------------------
instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

     8.14. Agency Agreement. If an Agency Agreement is executed, then the terms
           ----------------
and provisions of such Agency Agreement shall supersede, govern and control the manner of the disbursement of Advances, payments by Borrower on the Note and the application thereof to the Loan, the receipt, handling, holding and disposition of Collateral, and any and all other similar provisions thereof which contradict or are otherwise inconsistent with the provisions of the Loan Documents; provided, however, the Loan Documents shall remain in full force and effect, notwithstanding the execution of the Agency Agreement, to the fullest extent not inconsistent or in contradiction of the Agency Agreement and, to the extent such Agency Agreement provides for additional or other duties or obligations of Borrower, Borrower shall have consented to the same. If the Loan Documents contain any terms or provisions which are not addressed by, and which are not inconsistent with or in contradiction of any explicit provision of, the Agency Agreement, then such terms and provisions of the Loan Documents shall prevail and govern the parties. From and after the termination, expiration, cancellation or avoidance of the Agency Agreement, the Loan Documents shall govern the subject transaction, without regard to the Agency Agreement.

     8.15. Preclusion of Oral Agreements. THIS AGREEMENT, THE NOTE AND THE
           -----------------------------
OTHER LOAN DOCUMENTS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


LOAN AGREEMENT - Page 36
--------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NOTICE OF INDEMNIFICATION:           NAFCO, INC.
-------------------------
BORROWER HEREBY ACKNOW-              a Delaware corporation
LEDGES AND AGREES THAT THIS
LOAN AGREEMENT CONTAINS              By: __________________________
CERTAIN INDEMNIFICATION                  Name:  Terry Fleck
PROVISIONS PURSUANT TO                   Its:   President
SECTION 8.3 HEREOF.
-----------


                                     FIRST AMERICAN BANK TEXAS, SSB,
                                     a Texas state savings bank


                                     By:____________________________
                                        Name:  James R. Reynolds
                                        Its:   Vice President


Exhibits:
---------

Exhibit "A" - Promissory Note
Exhibit "B" - Advance Request Form
Schedule "B-1" - Dealer Notes
Exhibit "C" - Security Agreement
Exhibit "D" - Certificate Accompanying Financial Statements
Schedule "D-1" - Compliance Certificate
Schedule "D-2" - NAB Compliance Certificate
Exhibit "E" - Form of Monthly Schedule


LOAN AGREEMENT - Page 37
--------------